RGC Resources, Inc. | NASDAQ: RGCO Investor Presentation December 2017

1 Forward-Looking Statements: The statements in this presentation by RGC Resources, Inc. (the "company") that are not historical facts constitute “forward-looking statements” made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These statements include the company's expectations regarding earnings per share, EBITDA, future expansion opportunities, natural gas reserves and potential discoverable natural gas reserves, technological advances in natural gas production, comparison of natural gas consumption and natural gas production, cost of natural gas, including relativity to other fuel sources, demand for natural gas, possibility of system expansion, general potential for customer growth, relationship of company with primary regulator, future capital expenditures, current and future economic growth, estimated completion dates for Mountain Valley Pipeline ("MVP") milestones, potential of MVP to provide additional source of natural gas, additional capacity to meet future demands, increased capital spending and area expansion opportunity, potential new customers and rate growth in potential expansion area. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results may differ materially from those expressed or implied by these forward-looking statements as a result of a number of factors. These factors include, without limitation, financial challenges affecting expected earnings per share and EBITDA, technical, political or regulatory issues with natural gas exploration, production or transportation, impact of increased natural gas demand on natural gas price, relative cost of alternative fuel sources, lower demand for natural gas, regulatory, legal, technical, political or economic issues frustrating system or area expansion, regulatory, legal, technical, political or economic issues that may affect MVP, delay in completion of MVP, increase in cost to complete MVP, including by an increase in cost of raw materials or labor to due economic factors or regulatory issues such as tariffs, economic challenges that may affect the service area generally and customer growth or demand and deterioration of relationship with primary regulator, and those risk factors described in the company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which is available at www.sec.gov and on the company’s website at www.rgcresources.com. The statements made in this presentation are based on information available to the company as of the first day of the month set forth on the cover of this presentation and the company undertakes no obligation to update any of the forward-looking statements after the date of this presentation. Non-GAAP Measures: this presentation includes certain metrics that are based on LTM EBITDA, which is a non-GAAP financial measure. A reconciliation of LTM EBITDA to the most directly comparable GAAP measure is available on page 12 of this presentation.

2 Key Investment Highlights Demonstrated Track Record of Delivering Shareholder Value  Total shareholder return of 317% since 2007, compared with 125% for the S&P 500  Recently announced $0.62 per share annual dividend, a 6.9% increase over 2017’s level  7% increase in earnings for the 12 month period ended Sept 30, 2017, attributable to:  Improved utility margins associated with infrastructure replacement programs  Customer growth  Midstream investment through Mountain Valley Pipeline (MVP) Significant Growth Potential  Attractive cost recovery mechanisms and opportunities for rate base growth  Service territory centered in the largest metropolitan area in western Virginia  Additional growth opportunities from investment in MVP, including service territory expansion Highly Stable Business Model  Very constructive relationships with VA State Corporation Commission (SCC)  73 years of consecutive dividend payments, 14 years of consecutive dividend increases  $21 million availability on Prudential shelf agreement supports debt capital needs  Registered equity shelf filing in August 2017 authorizing issuance of up to $50 million of common stock Experienced Management Team  30 average years of experience  CEO is member of the AGA Board of Directors  Numerous leadership positions within industry organizations Attractive Fundamental Backdrop  The U.S. has become a global powerhouse in natural gas production  Natural gas enjoys a significant structural cost advantage to other fuel sources  Significant infrastructure and modernization programs underway  Virginia’s regulatory climate makes it amongst the best ranked states for business1 1 Forbes “Best States For Business 2017” as of November 28, 2017

Overview of RGC Resources and Roanoke Gas Business Description  Local distribution company (LDC) located in Roanoke, VA, founded in 1883, that transports natural gas to residential and commercial/industrial end users  Publicly listed on Nasdaq in 1994  98% earnings FYE 2017 from Roanoke Gas– regulated natural gas utility  60,338 customers in Virginia ‒ 60% industrial/commercial/other by volume ‒ 40% residential  110 full time employees  RGC Midstream – Est. $35 million investment committed to Mountain Valley Pipeline – FERC regulated interstate pipeline Public Market Overview ($mm) Organizational Chart & Trading Statistics Service Territory Sources: Company filings as of 9/30/17. Bloomberg market data as of 12/1/17. Notes: Total debt pro forma for $8mm 3.58% 2027 Sr. Notes issued October 2, 2017. Proceeds used to pay down line of credit. ‘18E EBITDA = $20.8mm represents company provided estimate. Current service territory Future expansion opportunity RGC Resources, Inc. Roanoke Gas Company RGC Midstream, LLC Shares o/s (mm) 7.2 % insider owned 8.3% Float (mm) 6.3 % short interest 2.2% 3 ($mm, except where noted) 9/30/17 Share price (as of 12/1/17) $26.87 Fully diluted shares outstanding 7.3 Market cap $197.4 Plus: debt 61.6 Less: cash (0.7) Enterprise value $258.3 % of 52-week high 84% % off 52-week low 65% Credit metrics Total debt / 2018E EBITDA 3.0x Total debt / book cap 51% Total liquidity (cash and avail. RLOC) $39.6 Guidance 2018E EPS $0.92 2019E EPS $1.00

$20.7 $20.3 $18.0 $18.4 $18.9 $18.4 $0 $5 $10 $15 $20 $25 2017A 2018E 2019E 2020E 2021E 2022E $ mi llio n s Utility Maintenance Customer Growth SAVE Rider & Station Replacement Infrastructure riders Weather normalization Purchased gas adjustment System expansion 4 Stable Regulation Environment for Gas Utility Segment  Established, productive relationships with VA SCC  9.75% authorized ROE  100% cast iron and bare steel pipe replaced  System technology and mapping initiative Roanoke Gas Capital Expenditure Plan (Exclusive of Midstream) Forecast period (FYE) SAVE Rider & Station Replacement $47.1 50% Customer Growth $24.2 26% Utility Maintenance $22.8 24% Total $94.1 100% Forecast totals through 2022  Infrastructure Replacement Rider - SAVE  Approved through 2021  First Generation Plastic: $38mm  3 interconnect stations: $3mm  Coated steel tubing: $6mm St ab le b u si n ess m o d el

Attractive economic backdrop

RGC's Service Area is Enjoying an Uptick in Economic Growth

- ✓ Home to over 300,000 people and an economic hub for more than one million people throughout western Virginia
- ✓ Ranked in the Top 100 Best Places for Business and Careers and Top 15 Most Affordable Places for Doing Business by *Forbes.com*
- ✓ High concentration of higher education institutions, with 25 colleges and universities within a 60-mile radius
- ✓ More than 70 trucking lines serve the region with local, state, and interstate freight service, considered a foreign trade zone


BALLAST POINT

Ballast Point's industrial-scale brewery for its East Coast operations is up and brewing in Roanoke, Va The Roanoke Times – 8.9.17

Humm Kombucha will build a $10 million production and packaging facility in Roanoke The Roanoke Times – 10.31.17 humm kombucha

Altec Industries announces $30 million expansion to increase its existing plant by 65,000 square feet The Roanoke Times – 10.24.17



AMERICAN ELECTRIC POWER

AEP Transmission will invest $12.7 million to relocate to and expand in downtown Roanoke The Roanoke Times – 11.14.17

VTC | Virginia Tech Carilion Research Institute

Focus on innovation: Virginia Tech and Carilion recently broke ground on their $90 million research hub in Roanoke The Roanoke Times – 10.21.17

General Shale

Recently converted operations from 66% coal to 100% natural gas

Steel Dynamics to invest $28 million at the Roanoke Bar Division The Roanoke Times – 2.2.17

SDI

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6 Mountain Valley Pipeline (MVP) – Project Overview & Timeline  RGCO is a 1% owner of the planned $3.5bn MVP  300 mile, 42” underground natural gas pipeline spanning from northwestern West Virginia to southern Virginia  Will provide two billion cubic feet (2Bcf) of natural gas per day to New York, Mid- and South- Atlantic markets  Secured firm commitments for the full capacity of the project under 20-year contracts  The pipeline will deliver a third source of gas with two interconnects  MVP creates expansion opportunities into Franklin County Milestone Estimated Completion  FERC approval  Issued October 13, 2017  Construction begins  Early 2018  Targeted in-service date  End 2018 Project Partners (% ownership) MVP Overview 45.5% BBB- 10% A 12.5% A- 1% 31% A- G ro w th p o te n tia l $5 $25 $4 $0 $10 $20 $30 2017A 2018E 2019E ($ m m ) MVP capital expenditures

7 Franklin County Expansion Estimated $4.8mm annual EBITDA contribution from the MVP and Franklin County Expansion Note: Roanoke Gas is in the process of completing its application for the Certificate of Public Convenience and Necessity with the Virginia SCC for exclusive natural gas distribution rights in the remaining uncertified portions of Franklin County. New customers are included in the estimated $4.8mm annual EBITDA contribution. G ro w th p o te n tia l  The Summit View Business Park is a 500 acre industrial park that is currently under development in Franklin County, along the proposed path of the Mountain Valley Pipeline  RGC will build an interconnect and create a distribution system for the park and nearby town of Rocky Mount, which is currently unserved by natural gas  Potential to add 1,500 new customers - Rocky Mount, VA  Rate base growth of $10 million Summit View Business Park City of Roanoke Summit View Business Park Proximity to Roanoke Rocky Mount MVP

8 Financial Highlights Diluted EPS Customer Growth ROE Net Plant Growth ($000’s) Sources: Bloomberg, SNL. Company filings. Notes: Income statement data is TTM as of 9/30. Net plant growth = sum of last four quarters capex on utility plant without allowance for funds used during construction (AFUDC). Customer count represents the rolling 12 month averages at 9/30/14, 9/30/15, 9/30/16, and 9/30/17. Fi n an cial p ro fil e $0.67 $0.72 $0.81 $0.86 $0.49 $0.51 $0.54 $0.58 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 2014 2015 2016 2017 Dividends/Share 58,993 59,536 59,988 60,338 58,500 59,000 59,500 60,000 60,500 FY 2014 FY 2015 FY 2016 Current 9.3% 9.7% 10.7% 10.8% 7.0% 8.0% 9.0% 10.0% 11.0% 2014 2015 2016 2017 $14,715 $13,780 $17,946 $20,750 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 $22,000 2014 2015 2016 2017

11.0% 10.8% 9.6% 9.7% 7.7% 3.5% 0.0% 5.0% 10.0% 15.0% NJR RGCO UTL CPK NWN SJI 6.6% 6.5% 6.4% 5.8% 1.4% 0.5% 0.0% 2.0% 4.0% 6.0% 8.0% NJR RGCO CPK SJI UTL NWN 9.1% 2.3% (1.2%) (1.2%) (3.0%) (6.7%) (10.0%) (5.0%) 0.0% 5.0% 10.0% RGCO UTL NWN NJR CPK SJI 9 Comparable Company Benchmarking 3 Year Gross Dividend CAGR Sources: Bloomberg. Company filings. Notes: 3 year gross dividend CAGR includes special dividends and is adjusted for stock splits TTM 2015 – 2017 EPS CAGR (as of 9/30/17) TTM 9/30/17 ROE Fi n an cial p ro fil e

47.3% 47.9% 49.1% 50.5% 53.6% 60.4% 0.0% 20.0% 40.0% 60.0% 80.0% CPK NWN SJI RGCO NJR UTL 3.2x 3.4x 3.5x 4.0x 5.2x 6.0x 0.0x 2.0x 4.0x 6.0x 8.0x CPK RGCO NWN UTL NJR SJI 0 10,000 20,000 30,000 $ 0 0 0 10 Comparable Company Benchmarking Total Debt / TTM EBITDA Debt / Book Capital RGCO Maturity Profile Sources: Bloomberg, Company filings. Notes: Balance sheet data as of 9/30/17. RGCO maturity profile as of 9/30/17. TTM EBITDA as of 9/30/17. RGCO maturity profile pro forma for $8mm 3.58% 2027 Sr. Notes issued 10/2/17. Proceeds used to pay down line of credit. Prudential note purchase agreement Bank debt Fi n an cial p ro fil e

$0.40 $0.45 $0.50 $0.55 $0.60 $0.65 $0.70 $7.00 $9.00 $11.00 $13.00 $15.00 $17.00 $19.00 $21.00 $23.00 $25.00 $27.00 $29.00 $31.00 D ivi d en d s p er s h ar e ($ ) Sh are p rice ($ ) Share price Dividends/share 11 RGC Resources has Delivered Significant Shareholder Value Source: Bloomberg data as of 12/1/17. Note: Total returns include total dividends paid over the time period RGCO total returns 6mo 9% 1yr 67% 3yr 106% 5yr 169% 10yr 317% 6/23/17: Added to the Russell 3000 D em o n st ra te d t rac k re co rd 11/27/17: Announced 6.9% dividend increase

12 EBITDA Reconciliation EBITDA represents net income (loss) before interest expense, provision for income taxes, depreciation and amortization. EBITDA does not represent net income, as that term is defined under GAAP, and should not be considered as an alternative to net income (loss) as an indicator of our operating performance. Additionally, EBITDA and is not intended to be a measures of free cash flow available for management or discretionary use as such measures do not consider certain cash requirements such as capital expenditures, tax payments and debt service requirements. EBITDA as presented herein is not necessarily comparable to similarly titled measures. Reconciliation of Net Income to EBITDA - Audited Quarter ended LTM 9/30/17 6/30/17 3/31/17 12/31/16 Net income $6,232,865 $159,886 $615,562 $3,225,199 $2,232,218 Add: Provision for income taxes 3,805,390 112,210 343,233 1,977,583 1,372,364 Add: Interest expense 1,917,254 516,953 472,300 469,480 458,521 Add: Depreciation and amortization expense 6,256,737 1,463,467 1,591,090 1,596,090 1,606,090 EBITDA $18,212,246 $2,252,516 $3,022,185 $7,268,352 $5,669,193 N o te s

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